UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2021

ASCENDANT DIGITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39405	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6126

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ACND.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ACND	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ACND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2021, Ascendant Digital Acquisition Corp. (the “Company”), in connection with its proposed business combination (the “Business Combination”) with MarketWise, LLC (“MarketWise”) and acting pursuant to authorization from its Board of Directors, determined (i) to voluntarily withdraw the listing of the Company’s ordinary shares, warrants, and units from the New York Stock Exchange (the “NYSE”), and (ii) to list the post-combination company’s common stock and warrants on The Nasdaq Stock Market LLC (“Nasdaq”), in each case subject to the closing of the Business Combination. Trading of the common stock and warrants of the post-combination company, MarketWise, Inc., is expected to begin on Nasdaq at market open on or about July 22, 2021 under the symbols “MKTW” and “MKTW W”, respectively. The last day of trading on the NYSE is expected to be on or about July 21, 2021, subject to final shareholder approval at the Company’s Extraordinary General Meeting (as described below), and satisfaction of other customary closing conditions.

Item 8.01	Other Events.

On July 1, 2021, the Company issued a press release announcing that it has scheduled the extraordinary general meeting date of its shareholders (the “Extraordinary General Meeting”) for July 20, 2021 at 10:00 a.m., Eastern time, to approve the Business Combination, that it has filed and commenced mailing its definitive proxy statement/prospectus for the Extraordinary General Meeting to its shareholders of record as of the close of business on May 28, 2021 (the “Record Date”) and that it intends to transfer the listing from the NYSE to Nasdaq.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with its solicitation of proxies for the vote by the Company’s shareholders with respect to the proposed Business Combination and other matters as described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about MarketWise, the Company and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of the Company as of the Record Date. Shareholders of the Company may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC that are incorporated by reference therein, without charge at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.ascendant.digital or by written request to the Company at Ascendant Digital Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

The Company and MarketWise and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the proxy statement/prospectus for the Business Combination. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus for the Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between MarketWise and the Company, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by MarketWise and the markets in which it operates and MarketWise’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of the Company, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on MarketWise’s business relationships, performance, and business generally; (vii) risks that the proposed transaction disrupts current plans of MarketWise and potential difficulties in MarketWise employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against MarketWise or against the Company related to the Business Combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of the Company’s securities on a national securities exchange; (x) the risk that the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MarketWise operates, variations in performance across competitors, changes in laws and regulations affecting MarketWise’s business, and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xii) the risk of downturns in the highly competitive investment research industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MarketWise and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither MarketWise nor the Company gives any assurance that either MarketWise or the Company will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT DIGITAL ACQUISITION CORP.

By:	/s/ Mark Gerhard
Name: Mark Gerhard
Title: Chief Executive Officer

Dated: July 1, 2021